Exhibit 99
FOR IMMEDIATE RELEASE

Investor Contact:
Chris Gay
308-255-2905
Cabela's Incorporated

Media Contact:
Joe Arterburn
308-255-1204
Cabela's Incorporated

CABELA'S INC. REPORTS STRONG SECOND QUARTER 2012 RESULTS
- 2nd Qtr. EPS Up 52% to $0.47
- 2nd Qtr. Comp Store Sales Up 4.7%
- Merchandise Gross Margin Up 70 Basis Points
- Best Direct Channel Revenue Performance in Eight Quarters
- Retail Operating Margin Up 230 Basis Points to 18.5%
- After-Tax Return on Invested Capital Up 190 Basis Points

SIDNEY, Neb. (July 26, 2012) - Cabela's Incorporated (NYSE:CAB) today reported strong financial results for second quarter fiscal 2012.

For the quarter, total revenue increased 11.6% to $627.3 million; Retail store revenue increased 16.9% to $384.7 million; Direct revenue decreased 0.7% to $158.5 million; and Financial Services revenue increased 12.8% to $79.3 million. For the quarter, comparable store sales increased 4.7%. Net income increased to $33.9 million compared to $21.7 million and earnings per diluted share were $0.47 compared to $0.31, each compared to the year ago quarter.

"This strong performance is Company-wide and shows that our strategic initiatives have generated major improvements in our business," said Tommy Millner, Cabela's Chief Executive Officer. "Every key line of our income statement benefited. Retail and Direct channel revenue, merchandise margin, operating margin, expenses as a percentage of revenue, inventory turns, earnings per share and return on capital all improved."

"Retail revenue growth was particularly encouraging," Millner said. "Comparable store sales accelerated in the quarter and increased 4.7%. It's great that our smaller next-generation stores continue to generate higher revenue and profit per square foot than our legacy stores. Additionally, each of our three new stores opened this year exceeded our expectations in the quarter, which reinforces our decision to accelerate retail store expansion."
"Our Direct channel experienced its best revenue performance in eight quarters," Millner said. "Direct revenue improved significantly from the first quarter, declining just 0.7% due to stronger growth in Internet sales and reduced declines in call center sales."
Merchandise margin increased 70 basis points to 37.4%, the highest level in more than five years. Ongoing focus on Cabela's branded products, improved in-season and pre-season planning, and greater vendor collaboration contributed to the strong performance. These positives more than overcame strong sales of firearms, ammunition and powersports, which had a negative affect on merchandise margin.
"Operating expense management remains a key focus," Millner said. "Our disciplined approach to managing operating expenses led to our third consecutive quarter of operating expenses growing at a slower rate than revenue. We are confident in our ability to continue to tightly manage operating expenses as we accelerate growth."
The Company realized significant increases in Retail segment contribution margin. For the quarter, Retail segment operating margin increased 230 basis points to 18.5%, a new second quarter record. This represents the 13th consecutive quarterly increase in Retail segment contribution margin.
"These strong results led to another quarter of improvement in return on invested capital," Millner said. "Return on invested capital improved 190 basis points. Key operational improvements and the strong performance of our new stores give us confidence in our ability to increase return on capital going forward."
The Cabela's CLUB Visa program also posted very strong results in the quarter. For the quarter, net charge-offs decreased 48 basis points to 1.86% compared to 2.34% in the prior year quarter. This is the lowest level of net charge-offs in five years. Primarily due to higher interest and fee income and reduced interest expense, Financial Services revenue increased 12.8% in the quarter to $79.3 million.
"We are optimistic about our prospects for the remainder of 2012 and 2013," Millner said. "Our strategies are working well and our next-generation stores are achieving superior results. Accordingly, we believe that our full year 2012 earnings per share should exceed current estimates by 1-3%."

Conference Call Information

A conference call to discuss second quarter fiscal 2012 operating results is scheduled for today (Thursday, July 26, 2012) at 11:00 a.m. Eastern Time. A webcast of the call will take place simultaneously and can be accessed by visiting the Investor Relations section of Cabela's website at www.cabelas.com. A replay of the call will be archived on www.cabelas.com.

About Cabela's Incorporated

Cabela's Incorporated, headquartered in Sidney, Nebraska, is a leading specialty retailer, and the world's largest direct marketer, of hunting, fishing, camping and related outdoor merchandise. Since the Company's founding in 1961, Cabela's® has grown to become one of the most well-known outdoor recreation brands in the world, and has long been recognized as the World's Foremost Outfitter®. Through Cabela's growing number of retail stores and its well-established direct business, it offers a wide and distinctive selection of high-quality outdoor products at competitive prices while providing superior customer service. Cabela's also issues the Cabela's CLUB® Visa credit card, which serves as its primary customer loyalty rewards program. Cabela's stock is traded on the New York Stock Exchange under the symbol “CAB”.

Caution Concerning Forward-Looking Statements

Statements in this press release that are not historical or current fact are "forward-looking statements" that are based on the Company's beliefs, assumptions and expectations of future events, taking into account the information currently available to the Company. Such forward-looking statements include, but are not limited to, the Company's statements regarding its ability to tightly manage operating expenses as it accelerates growth, its ability to increase return on capital going forward, and full year 2012 earnings per share exceeding current estimates by 1-3%. Forward-looking statements involve risks and uncertainties that may cause the Company's actual results, performance or financial condition to differ materially from the expectations of future results, performance or financial condition that the Company expresses or implies in any forward-looking statements. These risks and uncertainties include, but are not limited to: the state of the economy and the level of discretionary consumer spending, including changes in consumer preferences and demographic trends; adverse changes in the capital and credit markets or the availability of capital and credit; the Company's ability to successfully execute its multi-channel strategy; increasing competition in the outdoor sporting goods industry and for credit card products and reward programs; the cost of the Company's products, including increases in fuel prices; the availability of the Company's products due to political or financial instability in countries where the goods the Company sells are manufactured; supply and delivery shortages or interruptions, and other interruptions or disruptions to the Company's systems, processes, or controls, caused by system changes or other factors; increased government regulations, including regulations relating to firearms and ammunition; the Company's ability to protect its brand, intellectual property, and reputation; the outcome of litigation, administrative, and/or regulatory matters (including a Commissioner's charge the Company received from the Chair of the U. S. Equal Employment Opportunity Commission in January 2011); the Company's ability to manage credit, liquidity, interest rate, operational, legal, and compliance risks; the Company's ability to increase credit card receivables while managing credit quality; the Company's ability to securitize its credit card receivables at acceptable rates or access the deposits market at acceptable rates; the impact of legislation, regulation, and supervisory regulatory actions in the financial services industry, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; and other risks, relevant factors and uncertainties identified in the Company's filings with the SEC (including the information set forth in the "Risk Factors" section of the Company's Form 10-K for the fiscal year ended December 31, 2011), which filings are available at the Company's website at www.cabelas.com and the SEC's website at www.sec.gov. Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. The Company's forward-looking statements speak only as of the date they are made. Other than as required by law, the Company undertakes no obligation to update or revise forward-looking statements, whether as a result of new information, future events or otherwise.

CABELA'S INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Dollars in Thousands Except Earnings Per Share)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2012	July 2, 2011	June 30, 2012	July 2, 2011
Revenue:
Merchandise sales	$542,662	$488,409	$1,077,939	$997,519
Financial Services revenue	79,267	70,277	162,722	142,648
Other revenue	5,325	3,414	10,097	8,644
Total revenue	627,254	562,100	1,250,758	1,148,811

Cost of revenue:
Merchandise costs (exclusive of depreciation and amortization)	339,782	309,233	690,502	650,443
Cost of other revenue	595	3	634	3
Total cost of revenue (exclusive of depreciation and amortization)	340,377	309,236	691,136	650,446
Selling, distribution, and administrative expenses	229,049	214,600	455,218	429,214
Impairment and restructuring charges	—	955	—	955

Operating income	57,828	37,309	104,404	68,196

Interest expense, net	(6,444)	(6,123)	(10,948)	(12,145)
Other non-operating income, net	1,450	1,993	2,851	3,957

Income before provision for income taxes	52,834	33,179	96,307	60,008
Provision for income taxes	18,964	11,479	33,611	20,523

Net income	$33,870	$21,700	$62,696	$39,485

Earnings per basic share	$0.48	$0.31	$0.90	$0.57
Earnings per diluted share	$0.47	$0.31	$0.87	$0.55

Basic weighted average shares outstanding	70,034,486	69,279,823	69,744,356	69,028,853
Diluted weighted average shares outstanding	71,542,102	71,084,998	71,995,918	71,407,558

CABELA'S INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in Thousands Except Par Values)
(Unaudited)

ASSETS	June 30, 2012	December 31, 2011	July 2, 2011
CURRENT
Cash and cash equivalents	$347,389	$304,679	$385,327
Restricted cash of the Trust	15,826	18,296	18,524
Held-to-maturity investment securities	—	—	197,999
Accounts receivable, net	24,400	47,127	25,164
Credit card loans (includes restricted credit card loans of the Trust of $3,038,415, $3,142,151, and $2,685,110), net of allowance for loan losses of $67,050, $73,350, and $77,800	2,994,459	3,094,163	2,627,191
Inventories	577,120	494,828	599,851
Prepaid expenses and other current assets	134,999	146,479	133,440
Income taxes receivable and deferred income taxes	31,142	5,709	30,719
Total current assets	4,125,335	4,111,281	4,018,215
Property and equipment, net	928,442	866,899	827,800
Land held for sale or development	36,666	38,393	42,615
Economic development bonds	88,335	86,563	102,846
Deferred income taxes	—	—	11,141
Other assets	28,919	30,635	25,152
Total assets	$5,207,697	$5,133,771	$5,027,769

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT
Accounts payable, including unpresented checks of $23,287, $19,124, and $8,358	$273,662	$266,793	$198,285
Gift instruments, and credit card and loyalty rewards programs	221,449	227,414	196,824
Accrued expenses	109,699	143,695	96,100
Time deposits	261,340	88,401	158,929
Current maturities of secured variable funding obligations of the Trust	—	460,000	—
Current maturities of secured long-term obligations of the Trust	—	425,000	1,123,400
Current maturities of long-term debt	8,394	8,387	123,390
Total current liabilities	874,544	1,619,690	1,896,928
Long-term time deposits	796,704	893,912	868,693
Secured long-term obligations of the Trust, less current maturities	1,827,500	977,500	722,500
Long-term debt, less current maturities	331,725	336,535	345,316
Deferred income taxes	31,084	26,367	—
Other long-term liabilities	98,473	98,451	107,352

STOCKHOLDERS' EQUITY
Preferred stock, $0.01 par value; Authorized - 10,000,000 shares; Issued - none	—	—	—
Common Stock, $0.01 par value; Authorized - 245,000,000 shares;
Issued - 70,542,289, 69,641,818, and 69,415,712 shares;
Outstanding - 69,742,289, 68,840,883, and 69,415,712 shares	705	696	694
Additional paid-in capital	346,007	334,925	328,169
Retained earnings	925,610	862,914	759,779
Accumulated other comprehensive income (loss)	4,322	2,731	(1,662)
Treasury stock, at cost	(28,977)	(19,950)	—
Total stockholders' equity	1,247,667	1,181,316	1,086,980
Total liabilities and stockholders' equity	$5,207,697	$5,133,771	$5,027,769

CABELA'S INCORPORATED AND SUBSIDIARIES
SEGMENT INFORMATION
(Dollars in Thousands)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2012	July 2, 2011	June 30, 2012	July 2, 2011
Revenue:
Retail	$384,693	$329,162	$730,024	$630,998
Direct	158,453	159,598	348,648	367,049
Financial Services	79,267	70,277	162,722	142,648
Other	4,841	3,063	9,364	8,116
Total revenue	$627,254	$562,100	$1,250,758	$1,148,811

Operating Income (Loss):
Retail	$71,224	$53,428	$115,451	$88,316
Direct	29,165	31,072	63,339	67,054
Financial Services	21,276	14,271	50,278	28,238
Other	(63,837)	(61,462)	(124,664)	(115,412)
Total operating income	$57,828	$37,309	$104,404	$68,196

As a Percentage of Total Revenue:
Retail revenue	61.3%	58.6%	58.4%	54.9%
Direct revenue	25.3	28.4	27.9	32.0
Financial Services revenue	12.6	12.5	13.0	12.4
Other revenue	0.8	0.5	0.7	0.7
Total revenue	100.0%	100.0%	100.0%	100.0%

As a Percentage of Segment Revenue:
Retail operating income	18.5%	16.2%	15.8%	14.0%
Direct operating income	18.4	19.5	18.2	18.3
Financial Services operating income	26.8	20.3	30.9	19.8
Total operating income as a percentage of total revenue	9.2	6.6	8.3	5.9

CABELA'S INCORPORATED AND SUBSIDIARIES
COMPONENTS OF FINANCIAL SERVICES SEGMENT REVENUE
(Dollars in Thousands)
(Unaudited)

Financial Services revenue consists of activity from the Company's credit card operations and is comprised of interest and fee income, interchange income, other non-interest income, interest expense, provision for loan losses, and customer rewards costs. The following table details the components and amounts of Financial Services revenue for the periods presented below.

	Three Months Ended		Six Months Ended
	June 30, 2012	July 2, 2011	June 30, 2012	July 2, 2011

Interest and fee income	$72,085	$65,598	$145,193	$134,000
Interest expense	(12,689)	(18,567)	(26,580)	(35,860)
Provision for loan losses	(12,198)	(8,809)	(18,844)	(16,483)
Net interest income, net of provision for loan losses	47,198	38,222	99,769	81,657
Non-interest income:
Interchange income	74,939	66,230	143,366	124,903
Other non-interest income	3,981	3,256	8,020	6,303
Total non-interest income	78,920	69,486	151,386	131,206
Less: Customer rewards costs	(46,851)	(37,431)	(88,433)	(70,215)
Financial Services revenue	$79,267	$70,277	$162,722	$142,648

The following table sets forth the components of Financial Services revenue as a percentage of average total credit card loans, including any accrued interest and fees, for the periods presented below.

	Three Months Ended		Six Months Ended
	June 30, 2012	July 2, 2011	June 30, 2012	July 2, 2011

Interest and fee income	9.6%	9.9%	9.8%	10.1%
Interest expense	(1.6)	(2.8)	(1.8)	(2.7)
Provision for loan losses	(1.6)	(1.3)	(1.2)	(1.2)
Interchange income	10.0	9.9	9.6	9.4
Other non-interest income	0.4	0.5	0.6	0.5
Customer rewards costs	(6.4)	(5.6)	(6.0)	(5.3)
Financial Services revenue	10.4%	10.6%	11.0%	10.8%

CABELA'S INCORPORATED AND SUBSIDIARIES
KEY STATISTICS OF FINANCIAL SERVICES BUSINESS
(Dollars in Thousands Except Average Balance per Account )
(Unaudited)

Key statistics reflecting the performance of the Cabela's CLUB Visa Program are shown in the following charts:

	Three Months Ended
	June 30, 2012	July 2, 2011	Increase	%
			(Decrease)	Change

Average balance of credit card loans (1)	$3,001,213	$2,657,501	$343,712	12.9%
Average number of active credit card accounts	1,492,033	1,382,428	109,605	7.9

Average balance per active credit card account (1)	$2,011	$1,922	$89	4.6

Net charge-offs on credit card loans (1)	$13,948	$15,552	$(1,604)	(10.3)
Net charge-offs as a percentage of average credit card loans (1)	1.86%	2.34%	(0.48)%
(1) Includes accrued interest and fees

	Six Months Ended
	June 30, 2012	July 2, 2011	Increase	%
			(Decrease)	Change

Average balance of credit card loans (1)	$2,984,384	$2,643,827	$340,557	12.9%
Average number of active credit card accounts	1,487,242	1,379,814	107,428	7.8

Average balance per active credit card account (1)	$2,007	$1,916	$91	4.7

Net charge-offs on credit card loans (1)	$28,794	$33,587	$(4,793)	(14.3)
Net charge-offs as a percentage of average credit card loans (1)	1.93%	2.54%	(0.61)%
(1) Includes accrued interest and fees

CABELA'S INCORPORATED AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Unaudited)

To supplement the Company's condensed consolidated statements of income presented in accordance with generally accepted accounting principles ("GAAP"), management of the Company has disclosed non-GAAP measures of operating results that exclude certain items. Operating income, provision for income taxes, net income, and earnings per basic and diluted share are presented below both as reported (on a GAAP basis) and excluding (i) the impairment and restructuring charges recorded in the three and six months ended July 2, 2011. The impairment and restructuring charges include asset write-downs and severance and related costs. There were no impairment and restructuring charges reflected in the three and six months ended June 30, 2012. In light of the nature and magnitude, we believe these items should be presented separately to enhance a reader's overall understanding of the Company's ongoing operations. These non-GAAP financial measures should be considered in conjunction with the GAAP financial measures.
Management believes these non-GAAP financial results provide useful supplemental information to investors regarding the underlying business trends and performance of the Company's ongoing operations and are useful for period-over-period comparisons of such operations. In addition, management evaluates results using non-GAAP adjusted operating income, adjusted net income, and adjusted earnings per diluted share. These non-GAAP measures should not be considered in isolation or as a substitute for operating income, net income, earnings per diluted share, or any other measure calculated in accordance with GAAP. The following table reconciles these financial measures to the related GAAP financial measures for the periods presented.

	Three Months Ended
	June 30, 2012	July 2, 2011
	GAAP Basis	GAAP Basis	Amounts	Non-GAAP
	As Reported	As Reported	Added Back	As Adjusted
	(Dollars in Thousands Except Earnings Per Share)

Total revenue	$627,254	$562,100	$—	$562,100

Total cost of revenue (exclusive of depreciation and amortization)	340,377	309,236	—	309,236
Selling, distribution, and administrative expenses	229,049	214,600	—	214,600
Impairment and restructuring charges (1)	—	955	(955)	—

Operating income	57,828	37,309	955	38,264

Interest expense, net	(6,444)	(6,123)	—	(6,123)
Other non-operating income	1,450	1,993	—	1,993
Income before provision for income taxes	52,834	33,179	955	34,134
Provision for income taxes (2)	18,964	11,479	327	11,806

Net income	$33,870	$21,700	$628	$22,328

Earnings per basic share	$0.48	$0.31	$0.01	$0.32

Earnings per diluted share	$0.47	$0.31	$0.01	$0.32

	Six Months Ended
	June 30, 2012	July 2, 2011
	GAAP Basis	GAAP Basis	Amounts	Non-GAAP
	As Reported	As Reported	Added Back	As Adjusted
	(Dollars in Thousands Except Earnings Per Share)

Total revenue	$1,250,758	$1,148,811	$—	$1,148,811

Total cost of revenue (exclusive of depreciation and amortization)	691,136	650,446	—	650,446
Selling, distribution, and administrative expenses	455,218	429,214	—	429,214
Impairment and restructuring charges (1)	—	955	(955)	—

Operating income	104,404	68,196	955	69,151

Interest expense, net	(10,948)	(12,145)	—	(12,145)
Other non-operating income	2,851	3,957	—	3,957
Income before provision for income taxes	96,307	60,008	955	60,963
Provision for income taxes (2)	33,611	20,523	327	20,850

Net income	$62,696	$39,485	$628	$40,113

Earnings per basic share	$0.90	$0.57	$0.01	$0.58

Earnings per diluted share	$0.87	$0.55	$0.01	$0.56

(1)
Reflects (i) impairment losses recognized in the three and six months ended July 2, 2011, to reflect the fair value on certain assets and (ii) restructuring charges for severance and related benefits recognized in the three and six months ended July 2, 2011.

(2)	The provision for income taxes for the non-GAAP measurements for the respective periods were based on the effective tax rate calculated under GAAP for those respective periods on a year-to-date basis.